SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES

AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the funds listed below entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, each fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused each fund’s existing investment management contract (and sub-advisory contract, if applicable) to terminate.

The shareholders of each fund have approved a new investment management contract between the fund and the Manager (and a new sub-advisory contract, if applicable) which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

Each fund’s Board has appointed the fund’s current distributor, Citigroup Global Markets Inc. (“CGMI”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. Each fund’s Board has also approved an amended and restated Rule 12b-1 Plan with respect to Class II shares.

The procedures described in the Prospectuses for the funds listed below under the captions “Availability of the Fund” and “Redemption of Shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the names of the funds, the names of any classes of shares of the funds, and the name of the investment adviser of the funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and the funds. Citi Marks include, but are not limited to, “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following disclosure supplements the sections of the SAIs for each of the funds listed below entitled “Distributor”:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as each fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by each fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, all references in the SAI to each fund’s distributor or principal underwriter include LMIS and CGMI.

Effective December 1, 2005, Class II shares of the funds listed below pay distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. Generally, the Rule 12b-1 fees payable by a fund with respect to Class II shares will be used to support the sales and distribution efforts of the annuity and insurance contract distributors and sales forces. Under the amended and restated Rule 12b-1 Plans the co-distributors will provide each fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plan and the purposes for which such expenditures were made.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Portfolio Transactions”:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, each fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons. Similarly, each fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without being subject to the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with a fund will be governed by each fund’s policy of seeking the best overall terms available.

The policies and procedures described in the SAI for the funds listed below under the caption “Additional Purchase and Redemption Information” will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their financial intermediary.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC	April 29, 2005

Salomon Brothers Variable All Cap Fund

Salomon Brothers Variable High Yield Bond Fund

Salomon Brothers Variable Investors Fund

Salomon Brothers Variable Large Cap Growth Fund

Salomon Brothers Variable Small Cap Growth Fund

Salomon Brothers Variable Strategic Bond Fund

Salomon Brothers Variable Total Return Fund

SAM 0813